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Exhibit 99

ORIENT-EXPRESS HOTELS LTD.

Sarbanes-Oxley Act Section 906 Certification

        The undersigned hereby certify that this Form 10-K annual report of Orient-Express Hotels Ltd. for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the report.

/s/ J.B. SHERWOOD J.B. Sherwood Chairman (Co-Chief Executive Officer)	/s/ J.G. STRUTHERS J.G. Struthers Vice President—Finance and Chief Financial Officer
/s/ S.M.C. SHERWOOD Simon M.C. Sherwood President (Co-Chief Executive Officer)

Dated: March 28, 2003

        [A signed original of this written certification required by Section 906 has been provided to Orient-Express Hotels Ltd. and will be retained by Orient-Express Hotels Ltd. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.]

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ORIENT-EXPRESS HOTELS LTD. Sarbanes-Oxley Act Section 906 Certification